OFFICERS AND DIRECTORS OF
                          HOMESEEKERS.COM, INCORPORATED
                                POWER OF ATTORNEY

The undersigned officers and/or directors of HomeSeekers.com, Incorporated (the "Company") hereby constitute and appoint Gregory L. Costley, Doug Swanson and Jim Dykstra, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under Securities Act of 1933, as amended, (i) a registration statement on Form S-3 relating to the registration of shares of the Company's common stock, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying the acts of said attorney and any of them and any such substitute.

EXECUTED this 19th day of November, 1999.


   /s/ Gregory L. Costley                   Chairman of the Board, Chief                November 19, 1999
------------------------------------        Executive Officer and Director
Gregory L. Costley                          (Principal Executive Officer)



   /s/ James A. Dykstra                     Chief Financial Officer                     November 19, 1999
------------------------------------        (Principal Accounting Officer)
James A. Dykstra

   /s/ John Giaimo                          President, Chief Operating Officer          November 19, 1999
------------------------------------        and Director
John Giaimo

   /s/ Doug Swanson                         Vice Chairman of the Board,                 November 19, 1999
------------------------------------        Executive Vice President and
Doug Swanson                                Director


   /s/ Greg Johnson                         Chief Technical Officer                     November 19, 1999
------------------------------------        and Director
Greg Johnson

   /s/ Larry Ross                           Vice President - Marketing                  November 19, 1999
------------------------------------
Larry Ross

   /s/ Bradley N. Rotter                    Director                                    November 19, 1999
------------------------------------
Bradley N. Rotter

   /s/ David Holmes                         Director                                    November 19, 1999
------------------------------------
David Holmes



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